EXHIBIT 99.2

Great Wolf Extends Previously Announced Consent Solicitation and Amends Terms and
Affiliate of Apollo Extends Previously Announced Change of Control Offer

NEW YORK, April 19, 2012 – In connection with the announcement by K-9 Acquisition, Inc., an affiliate of Apollo Global Management (NYSE: APO) (“Apollo”), and Great Wolf Resorts, Inc. (NASDAQ: WOLF) (“Great Wolf”) that Apollo had increased its offer price to acquire Great Wolf to $7.00 per share, Great Wolf announced today that its wholly-owned subsidiaries, GWR Operating Partnership, L.L.L.P. and Great Wolf Finance Corp. (together, the “Issuers”) are amending the Issuers’ previously announced solicitation of consents (the “Consent Solicitation”) from holders of the Issuers’ First Mortgage Notes due 2017 (the “Notes”) so that the Issuers are no longer seeking consents to modify certain restrictive covenants (the “Proposed Covenant Amendments”) in the indenture related to the Notes (the “Indenture”).

The Issuers will continue to seek, and have further extended the expiration date until which they will accept, the consents of at least a majority of the aggregate principal amount of all outstanding Notes to waive the obligation to make a “Change of Control Offer” under the Indenture with respect to, among other things, the previously announced transactions contemplated by the merger agreement, as amended (the “Proposed COC Amendments”). The Issuers are amending the terms of the Consent Solicitation pursuant to a supplement to the Consent Solicitation Statement, dated April 19, 2012 (“Supplement No. 3”).

The Consent Solicitation was previously scheduled to expire with respect to both the Proposed COC Amendments and the Proposed Covenant Amendments at 5:00 p.m., New York City time, on April 19, 2012.  The Issuers have extended the deadline for the Consent Solicitation, which now relates to only the Proposed COC Amendments, to 5:00 p.m., New York City time, on Friday, April 27, 2012, unless further extended.

Copies of Supplement No. 3 have been distributed to eligible holders of Notes. Except as set forth herein and in Supplement No. 3, the complete terms and conditions of the Consent Solicitation remain the same as set forth in the Consent Solicitation Statement, dated March 13, 2012 (as may be amended or supplemented from time to time, including by Supplement No. 1, dated April 2, 2012, and Supplement No. 2, dated April 16, 2012) and the accompanying Consent Letter, copies of which were also previously distributed to eligible holders of Notes.

In addition, K-9 Investors, L.P. (the “Holding Partnership”), an affiliate of Apollo, announced today that it has extended the previously announced change of control offer (the “Change of Control Offer”) for all of the outstanding Notes so that the Change of Control Offer will expire simultaneously with Apollo’s revised equity tender offer.

The Change of Control Offer was previously scheduled to expire at 9:00 a.m., New York City time, on April 20, 2012. The Holding Partnership is extending the expiration of the Change of Control Offer until 9:00 a.m., New York City time, on Wednesday, May 2, 2012, unless further extended or earlier terminated. Accordingly, the tender deadline under the Change of Control Offer is extended to 5:00 p.m., New York City time, on April 27, 2012 and the withdrawal deadline under the Change of Control Offer is extended to 5:00 p.m., New York City time, on April 30, 2012. The Tender Agent under the Change of Control Offer has informed the Holding Partnership that, as of 5:00 p.m. on Wednesday, April 18, 2012, $7,000 principal amount of Notes have been properly tendered in the Change of Control Offer.

Except as set forth herein, the complete terms and conditions of the Change of Control Offer remain the same as set forth in the Change of Control Notice and Offer to Purchase dated March 13, 2012, and the related letter of transmittal.

Any inquiries regarding the Consent Solicitation may be directed to D.F. King & Co., Inc., the Information, Tabulation and Paying Agent for the Consent Solicitation, at (212) 269-5550 (collect) or (800) 714-3313 (toll free), or to the Joint Solicitation Agents for the Consent Solicitation, Morgan Stanley & Co. LLC, at (212) 761-1057 (collect) or (800) 624-1808 (toll free) and UBS Investment Bank, at (203) 719-4210 (collect) or (888) 719-4210 (toll free).

Any inquiries regarding the Change of Control Offer may be directed to D.F. King & Co., Inc., the Tender Agent for the Change of Control Offer, at (212) 269-5550 (collect) or (800) 714-3313 (toll free).

The description contained herein is for informational purposes only and is neither an offer to buy nor the solicitation of an offer to sell Great Wolf Notes or other securities, nor a solicitation of consents with respect to the Consent Solicitation. The Consent Solicitation and the Change of Control Offer described herein will not be made in any jurisdiction in which, or to or from any person to or from whom, it is unlawful to make such offer or solicitation under applicable state or foreign securities or “blue sky” laws.

About Apollo Global Management

Apollo (NYSE: APO) is a leading global alternative investment manager with offices in New York, Los Angeles, Houston, London, Frankfurt, Luxembourg, Singapore, Mumbai and Hong Kong. Apollo had assets under management of more than $75 billion as of December 31, 2011, in private equity, credit-oriented capital markets and real estate funds invested across a core group of nine industries where Apollo has considerable knowledge and resources. For more information about Apollo, please visit http://www.agm.com.

About Great Wolf Resorts, Inc.

Great Wolf Resorts, Inc.® (NASDAQ: WOLF), Madison, Wis., is North America’s largest family of indoor waterpark resorts, and, through its subsidiaries and affiliates, owns and operates its family resorts under the Great Wolf Lodge® brand. Great Wolf Resorts is a fully integrated resort company with Great Wolf Lodge locations in: Wisconsin Dells, Wis.; Sandusky, Ohio; Traverse City, Mich.; Kansas City, Kan.; Williamsburg, Va.; the Pocono Mountains, Pa.; Niagara Falls, Ontario; Mason, Ohio; Grapevine, Texas; Grand Mound, Wash.; and Concord, N.C. Great Wolf’s consolidated subsidiary, Creative Kingdoms, LLC, is a developer and operator of technology-based, interactive quest adventure experiences such as MagiQuest®. Additional information may be found on Great Wolf’s website at http://www.greatwolf.com.

Forward-Looking Statements

Statements herein regarding the Consent Solicitation and the Change of Control Offer and any other statements about future expectations and the intent of any parties about future actions constitute “forward-looking statements” as defined in the federal securities laws. Forward-looking statements may be identified by words such as “believe,” “expects,” “anticipates,” “projects,” “intends,” “should,” “estimates” or similar expressions. Such statements are based upon current beliefs, expectations and assumptions and are subject to significant risks and uncertainties. There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements. Apollo and Great Wolf believe these forward-looking statements are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations. All written and oral forward-looking statements attributable to Apollo and Great Wolf or persons acting on Apollo’s or Great Wolf’s behalf are qualified in their entirety by these cautionary statements. Further, forward-looking statements speak only as of the date they are made, and Apollo and Great Wolf undertake no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time unless required by law. Past financial or operating performance is not necessarily a reliable indicator of future performance and you should not use our historical performance to anticipate results or future period trends.

Additional factors that may affect future results are contained in Great Wolf’s filings with the Securities and Exchange Commission (the “SEC”), including its Annual Report on Form 10-K for the year ended December 31, 2011, as amended, which are available at the SEC’s Web site http://www.sec.gov. The information set forth herein speaks only as of the date hereof, and any intention or obligation to update any forward-looking statements as a result of developments occurring after the date hereof is hereby disclaimed unless required by law.

For More Information

Great Wolf Resorts, Inc.

Investors:
ICR, Inc.
Brad Cohen, 203-682-8211
Brad.Cohen@icrinc.com
or
Media:
Sard Verbinnen & Co
George Sard, David Reno or Carrie Bloom, 212-687-8080

Apollo Global Management, LLC

Investors:
Gary M. Stein, 212-822-0467
Head of Corporate Communications
gstein@apollolp.comor
or
Patrick Parmentier, CPA, 212-822-0472
Investor Relations Manager
pparmentier@apollolp.com
or
Media:
Rubenstein Associates, Inc. for Apollo Global Management, LLC
Charles Zehren, 212-843-8590
czehren@rubenstein.com

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